UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: December 26, 2019

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01.	Regulation FD Disclosure.

On December 26, 2019, Registrant issued a news release announcing its preliminary unaudited sales figures for the interim period from November 1 to December 24, 2019. A copy of the December 26, 2019 news release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Additional Information and Where To Find It:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by LVMH Moët Hennessy - Louis Vuitton SE (“Parent”) pursuant to the Agreement and Plan of Merger, as it may be amended from time to time (the “Merger Agreement”), dated as of November 24, 2019, by and among Registrant, Parent, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp. In connection with the proposed acquisition, Registrant filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. Following the filing of the definitive proxy statement with the SEC, Registrant will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF REGISTRANT ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING REGISTRANT’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website at www.sec.gov or at Registrant’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation:

Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Registrant’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Registrant is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019, and the preliminary proxy statement filed with the SEC in connection with the proposed acquisition on December 18, 2019. Other information regarding the participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via Registrant’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements:

Certain statements in this communication, including, without limitation, statements relating to: (i) preliminary worldwide sales and sales trends and results in Registrant’s principal regions, (ii) the renovation of Registrant’s New York City flagship store and the temporary relocation of its retail operations to 6 East 57th Street, including the timing thereof, (iii) Registrant’s preliminary estimates regarding increased expenses related to the proposed acquisition and certain compensation related actions, including the impact thereof on Registrant’s net earnings, and (iv) statements regarding Registrant’s expectations for the fiscal quarter and fiscal year ending January 31, 2020, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about sales trends and changes in sales trends, expenses that may be incurred in future periods, the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule, which contemplates closing of the acquisition in the middle of 2020; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Registrant’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention as a result of the proposed acquisition; (v) risks that the proposed acquisition may divert management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the proposed acquisition or the Merger Agreement and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (x) Registrant’s sales performance during the remainder of the full 2019 November-December holiday period and Registrant’s fiscal quarter and fiscal year ending January 31, 2020, as well as other developments that may arise between now and the time the financial results for Registrant’s fiscal quarter and fiscal year ending January 31, 2020 are finalized; (xi) results of Registrant’s financial closing procedures; (xii) changes in the cost and timing estimates associated with the renovation of Registrant’s New York City flagship store and the temporary relocation of its retail operations to 6 East 57th Street; (xiii) delays caused by third parties involved in the aforementioned renovation and relocation; (xiv) any casualty, damage or destruction to Registrant’s New York City flagship store or 6 East 57th Street location; and (xv) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and its Form 10-Q for the quarterly period ended October 31, 2019, the preliminary proxy statement and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close in the middle of 2020, as anticipated, or that the expected benefits of the proposed acquisition will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	News Release dated December 26, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: December 26, 2019